SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

Date of Report (Date of earliest event reported) October 24, 1997


                 CONAM REALTY INVESTORS 81 L.P.
                        formerly known as
                HUTTON/CONAM REALTY INVESTORS 81
     (Exact name of registrant as specified in its charter)



     California               0-10223               13-3069026
State or otherjurisdiction   Commission            IRS Employer
  of incorporation           File Number         Identification No.



1764 San Diego Avenue
San Diego, CA  92110 Attn.: Robert J. Svatos           92110-1906
Address of principal executive offices                  Zip Code



Registrant's telephone number, including area code (619) 297-6771

Item 5. Other Events

ConAm Property Services, Ltd. ("CPS") and RI 81 Real Estate Services, Inc. ("RI 81") have served as co-general partners of Hutton/ConAm Realty Investors 81 (the "Partnership") since its inception. On October 24, 1997, CPS acquired RI 81's co-general partner interest in the Partnership pursuant to a Purchase Agreement between CPS and RI 81 dated August 29, 1997. As a result, CPS will now serve as the sole general partner of the Partnership. In conjunction with this transaction, the name of the Partnership has been changed from Hutton/ConAm Realty Investors 81 to ConAm Realty Investors 81, L.P. The purchase of RI 81's interest by CPS will not affect the Partnership's operations.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CONAM PROPERTY SERVICES, LTD.

                         BY:  CONTINENTAL AMERICAN DEVELOPMENT,INC.
                              General Partner


Date:  October 31, 1997            BY:  /s/Daniel J. Epstein
                                   Director, President, and Principal
                                   Executive Officer


Date:  October 31, 1997            BY:  /s/Robert J. Svatos
                                   Chief Financial Officer